EXHIBIT 99.1

Deloitte	Deloitte & Touche LLP 700 Bridgewater Place 333 Bridge St., N.W. Grand Rapids, MI 49504-5359 USA Tel: +1 616 336 7900 Fax: +1 616 336 7950 www.deloitte.com

May 18, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Spartan Stores, Inc. Savings Plus Plan and Spartan Stores, Inc. Savings Plus Plan for Union Associates Form 8-K dated May 10, 2006, and we agree with the statements made therein.

Yours truly,

/s/ Deloitte & Touche LLP